Exhibit 10.1

This FIRST AMENDMENT TO STANDSTILL AGREEMENT AND SECOND AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is dated as of December 15, 2019, by and among AKORN, INC., a Louisiana corporation (the “Company”), the other Loan Parties under the Loan Agreement (as defined below), an ad hoc group of Lenders (as defined below) identified on Exhibit A hereto, which constitute “Required Lenders” under the Loan Agreement (collectively, the “Ad Hoc Group”), and the Administrative Agent (as defined below). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement or the Standstill Agreement (each, as defined below).

WHEREAS, reference is hereby made to that certain Loan Agreement dated as of April 17, 2014 (as the same shall have been amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), by and among the Company, the other Loan Parties, the financial institutions from time to time parties thereto as “Lenders (collectively, the “Lenders” and each, a “Lender”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), pursuant to which, among other things, the Lenders have made certain loans, advances, and other financial accommodations to the Company;

WHEREAS, reference is hereby made to that certain Standstill Agreement and First Amendment to Loan Agreement dated as of May 6, 2019 (the “Standstill Agreement”), by and among the Company, the other Loan Parties, the Administrative Agent, the Ad Hoc Group, certain other Lenders (collectively, with the Ad Hoc Group, the “Standstill Lenders”), pursuant to which, among other things: (a) the Standstill Lenders agreed to standstill from exercising certain remedies under the Loan Agreement in connection with the Specific Covenants and Specific Matters (each, as defined in the Standstill Agreement); and (b) the Company, the other Loan Parties, and the Standstill Lenders, amended the Loan Agreement as set forth therein;

WHEREAS, Section 13(a) of the Standstill Agreement and Section 9.02 of the Loan Agreement permit amendment of the Standstill Agreement by the Company with consent of Required Lenders; and

WHEREAS, the Company and the Lenders party hereto (constituting Required Lenders) agree to the amendments to the Standstill Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other valuable considerations, the parties hereto agree as follows:

Section 1.          Definitions. Each capitalized term used herein and not otherwise defined in this Amendment shall be defined in accordance with the Loan Agreement and Standstill Agreement, as applicable.

Section 2.          Amendments to the Standstill Agreement. The Standstill Agreement (including the schedules and exhibits thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the marked blacklined copy of the Standstill Agreement attached as Annex I hereto (which shall be the Standstill Agreement). Said Annex I has been blacklined to show all changes from the Standstill Agreement as in effect immediately prior to the date hereof, it being agreed that, by virtue of this Amendment upon the effectiveness hereof, any amendments or other modifications to the Standstill Agreement prior to the date hereof that are not reflected in said Annex I shall cease to be in effect or, as the case may be, shall be modified as set forth in said Annex I, and Annex I shall for all purposes be deemed to constitute the Standstill Agreement.

Section 3.          Effectiveness. This Amendment shall be effective on the date (the “Amendment Effective Date”) on which:

3.1       Delivery of Agreement. This Amendment, duly authorized and executed by the Company, the Administrative Agent and the Standstill Lenders (constituting the Required Lenders at such time), shall have been delivered to each of the Company, the Administrative Agent, and the Standstill Lenders;

3.2       No Default. Except for any Default or Event of Default with respect to the Specified Matters, both immediately before and after giving effect to this Amendment, no Default or Event of Default would then exist or would result therefrom;

3.3       Representations and Warranties. Except with respect to the Specified Matters, all representations and warranties of the Company and the other Loan Parties set forth herein, in the Standstill Agreement, in the Loan Agreement, and in any other Loan Document shall be true and correct in all material respects (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in all respects) as of the Amendment Effective Date as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date);

3.4       No Material Adverse Effect. Both immediately before and after giving effect to this Amendment, no Material Adverse Effect shall have occurred and be continuing or would result therefrom, excluding a Material Adverse Effect (if any) relating to any of the Specified Matters;

3.5       Closing Certificates. The Administrative Agent shall have received a certificate, dated as of the date hereof, of a duly authorized officer of the Company, to the effect that, at and as of the Amendment Effective Date, both before and after giving effect to this Amendment, (x) the conditions specified in this Section 3 have been satisfied or waived and (y) all Material Subsidiaries that are Domestic Subsidiaries are Loan Parties as of the Amendment Effective Date (it being understood and agreed, that the Administrative Agent may conclusively rely on such certificates as evidence of such satisfaction of the conditions specified in this Section 3);

3.6       Amendment Fee. The Company shall have paid, and the Administrative Agent shall have received, for the ratable benefit of each Standstill Lender, a one-time fee equal to 1.50% of the aggregate principal amount of the Loans of such Lender on the date hereof (the “Amendment Fee”), which Amendment Fee shall be payable in cash on the Amendment Effective Date, and shall be deemed fully earned when paid, shall not be refundable for any reason, and shall be payable without setoff, defense or counterclaim of any kind (and, for the avoidance of doubt the provisions of Section 2.18(d) of the Loan Agreement do not apply to the payment of such fee (or to the extent such provisions apply, are hereby waived in connection with the payment of the Amendment Fee));

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3.7       Fees and Expenses. The Company shall (i) pay or reimburse all reasonable and documented fees and expenses for Gibson Dunn, as legal advisor to the Ad Hoc Group, and Greenhill, as financial advisor to the Ad Hoc Group, on the terms set forth in the Standstill Agreement to the extent invoiced at least one (1) Business Day prior to the Amendment Effective Date and (ii) pay or reimburse all reasonable and documented out-of-pocket fees and expenses of the Administrative Agent in connection with this Amendment and the other Loan Documents (including reasonable out-of-pocket fees, costs, and expenses of outside counsel for the Administrative Agent) to the extent invoiced at least one (1) Business Day prior to the Amendment Effective Date;

Notwithstanding the foregoing, the Amendment Effective Date shall be deemed to have occurred on the date all conditions set forth in this Section 3 other than the condition set forth in Section 3.6 have been satisfied, so long as the condition set forth in Section 3.6 is satisfied within one Business Day thereafter; provided that, should the Company not satisfy the condition set forth in Section 3.6 within one Business Day of the Amendment Effective Date, it shall constitute an immediate Termination Event under the Standstill Agreement and an immediate Event of Default under the Loan Agreement;

For the avoidance of doubt, the Administrative Agent is hereby authorized to and shall post this Agreement to all Public-Side Lenders and Private-Side Lenders on the Amendment Effective Date (or as soon as practicable thereafter), giving such Public-Side and Private-Side Lenders at least 72 hours after such posting to become Standstill Lenders for all purposes of this Agreement, including, without limitation, entitlement to the Amendment Fee.

Section 4.          Entire Agreement. This Amendment, the Standstill Agreement, the Loan Agreement, and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

Section 5.          Governing Law; Jurisdiction; Consent to Service of Process.

5.1       THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICABLE OF ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

5.2       Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against the Company or its properties in the courts of any jurisdiction.

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5.3       Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph 5.2 of this Section 5. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

5.4       Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 13(r) of the Standstill Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

Section 6.          WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.

Section 7.          Severability. Any term or provision of this Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

Section 8.          Loan Document. This Amendment constitutes a “Loan Document” for all purposes of the Standstill Agreement, the Loan Agreement, and the other Loan Documents.

Section 9.          Reaffirmation. Each of the undersigned Loan Parties acknowledges (i) all of its obligations under the Standstill Agreement, the Loan Agreement, and the other Loan Documents to which it is a party are hereby reaffirmed and remain in full force and effect on a continuous basis and (ii) the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Standstill Lenders, or the other Lenders, constitute a waiver of any provision of any of the Loan Documents, or serve to effect a novation of the Loan Document Obligations.

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Section 10.          Lender Representations and Warranties. Each of the undersigned Lenders hereby represents and warrants that the representations and warranties and acknowledgements set forth herein and in the Standstill Agreement (as amended hereby) are true and correct as of the Amendment Effective Date.

Section 11.          Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 12.          Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 13.          Effect of Amendment. Each reference that is made in the Standstill Agreement or the Loan Agreement or any other Loan Document to the Standstill Agreement or the Loan Agreement shall hereafter be construed as a reference to the Standstill Agreement and/or Loan Agreement, as amended hereby. Except as herein otherwise specifically provided, all provisions of the Standstill Agreement and the Loan Agreement shall remain in full force and effect and be unaffected hereby and this Amendment will not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Standstill Agreement or the Loan Agreement or any other provision of the Standstill Agreement, the Loan Agreement, or any other Loan Document, all of which are ratified and affirmed in all respects and will continue in full force and effect. For the avoidance of doubt, on and after the Amendment Effective Date, this Amendment shall for all purposes constitute a Loan Document.

Section 14.          Direction to the Administrative Agent; Indemnity. Each Lender party hereto hereby consents, authorizes and directs the Administrative Agent to execute and deliver this Amendment and to take the actions contemplated herein. Each Standstill Party confirms and agrees that (i) the Administrative Agent is only entering into this Amendment at the direction of the Required Lenders, (ii) subject to the terms of the Loan Agreement and the other Loan Documents (including this Amendment), any action or inaction taken hereunder by the Administrative Agent shall be at the express direction of the Required Lenders (including, without limitation, any determination that a Default, Event of Default, and/or Standstill Event of Default has occurred and/or that the Standstill Period has ended) and (iii) the indemnification provisions set forth in the Loan Agreement and the other Loan Documents (including, without limitation, the indemnification provisions set forth in Sections 9.03(b) and 9.03(c) of the Loan Agreement) shall apply to actions taken by the Administrative Agent in connection with this Amendment.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above.

THE COMPANY:

AKORN, INC.

By	/s/ Duane Portwood
	Name:	Duane Portwood
	Title:	Chief Financial Officer

OTHER LOAN PARTIES:

ADVANCED VISION RESEARCH, INC.

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

AKORN (NEW JERSEY), INC.

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

AKORN ANIMAL HEALTH, INC.

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

AKORN OPHTHALMICS, INC.

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

AKORN SALES, INC.

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

INSPIRE PHARMACEUTICALS, INC.

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

OAK PHARMACEUTICALS, INC.

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

HI-TECH PHARMACAL CO., INC.

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

10 EDISON STREET LLC

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary of Hi-Tech Pharmacal Co., Inc. its member

13 EDISON STREET LLC

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary of Hi-Tech Pharmacal Co., Inc. its member

VPI HOLDINGS CORP.

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

VPI HOLDINGS SUB, LLC

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

VERSAPHARM INCORPORATED

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

COVENANT PHARMA INC.

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

OLTA PHARMACEUTICALS CORP.

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

CLOVER PHARMACEUTICALS CORP.

By	/s/ Joseph Bonaccorsi
	Name:	Joseph Bonaccorsi
	Title:	Secretary

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By	/s/ Justin Martin
	Name:	Justin Martin
	Title:	Authorized Officer

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

BlackRock Financial Management, Inc., on behalf of funds and accounts listed below:

• Magnetite XII, LTD.
• Magnetite XIV-R, Limited
• Magnetite XV, Limited
• Magnetite XVI, Limited
• Magnetite XVII, Limited
• Magnetite XVIII, Limited
• Magnetite XIX, Limited
• Magnetite XX, Limited
• Magnetite VII, Limited
• Magnetite VIII, Limited

By:	/s/ AnnMarie Smith
	Name:	AnnMarie Smith
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Blue Mountain Credit Alternatives Master Fund L.P. By: BlueMountain CapCapitalManagement, LLC, its investment manager

By	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Deputy General Counsel

BlueMountain Kicking Horse Fund L.P.
By: BlueMountain Capital Management, LLC, its investment manager

By	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Deputy General Counsel

BlueMountain Logan Opportunities Master Fund L.P.
By: BlueMountain CapCapitalManagement, LLC, its investment manager

By	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Deputy General Counsel

BlueMountain CLO XXII Ltd.
By: BlueMountain CapCapitalManagement, LLC, its portfolio manager

By	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Deputy General Counsel

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

BlueMountain CLO 2012-2 Ltd.
By: BlueMountain CapCapitalManagement, LLC, its portfolio manager

By	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Deputy General Counsel

BlueMountain CLO 2013-1 Ltd.
By: BlueMountain CLO Management, LLC, its portfolio manager

By	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Deputy General Counsel

BlueMountain CLO 2014-2 Ltd.
By: BlueMountain CapCapitalManagement, LLC, its portfolio manager

By	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Deputy General Counsel

BlueMountain Fuji US CLO I Ltd.
By: BlueMountain Fuji Management, LLC, its portfolio manager

By	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Secretary and Counsel

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

BlueMountain Fuji US CLO II Ltd.
By: BlueMountain Fuji Management, LLC, its portfolio manager

By	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Secretary and Counsel

BlueMountain Fuji US CLO III Ltd.
By: BlueMountain Fuji Management, LLC, its portfolio manager

By	/s/ David M. O’Mara
	Name:	David M. O’Mara
	Title:	Secretary and Counsel

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CANYON-ASP FUND, L.P.

By:	Canyon Capital Advisors LLC,
its investment advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CANYON BALANCED MASTER FUND, LTD.

By:	Canyon Capital Advisors LLC,
its investment advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CANYO DISTRESSED OPPORTUNITY MASTER FUND II, L.P.

By:	Canyon Capital Advisors LLC,
its investment advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CANYON DISTRESSED OPPORTUNITY CANYON-ASP FUND III, L.P.

By:	Canyon Capital Advisors LLC,
its investment advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CANYON-SL VALUE FUND, L.P.

By:	Canyon Capital Advisors LLC,
its investment advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CANYON DISTRESSED TX (A), LLC

By:	Canyon Capital Advisors LLC,
its investment advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

THE CANYON VALUE REALIZATION MASTER FUND, L.P.

By:	Canyon Capital Advisors LLC,
its investment advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CANYON-EDOF (MASTER) L.P.

By:	Canyon Capital Advisors LLC,
its investment advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CANYON-GRF MAS R FUND H, L.P.

By:	Canyon Capital Advisors LLC,
its investment advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CANYON NZ-DOF INVESTING, L.P.

By:	Canyon Capital Advisors LLC,
its investment advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

EP CANYON, LTD

By:	Canyon Capital Advisors LLC,
its investment advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CANYON VALUE REALIZATION MAC 18, LTD.

By:	Canyon Capital Advisors LLC,
its investment advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CANYON VALUE REALIZATION FUND, L.P.

By:	Canyon Capital Advisors LLC,
its investment advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

CANYON BLUE CREDIT INVESTMENT FUND L.P.

By:	Canyon Capital Advisors LLC,
its Co-investment Advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

By:	Canyon Partners Real Estate LLC,
its Co-investment Advisor

By	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CARLYLE INVESTMENT MANAGEMENT LLC

Signed for an on behalf of:

Carlyle Global Market Strategies CLO 2014-4R, Ltd.
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.
Carlyle Global Market Strategies CLO 2014-2-R, Ltd.
Carlyle C17 CLO, Ltd.
Carlyle Global Market Strategies CLO 2016-1, Ltd.
Carlyle Global Market Strategies CLO 2015-5, Ltd.
Carlyle Global Market Strategies CLO 2015-4, Ltd.
Carlyle Global Market Strategies CLO 2015-3, Ltd.
Carlyle Global Market Strategies CLO 2015-2, Ltd.
Carlyle Global Market Strategies CLO 2013-4, Ltd.
Carlyle Global Market Strategies CLO 2013-3, Ltd.
Carlyle Global Market Strategies CLO 2013-2, Ltd.
Carlyle Global Market Strategies CLO 2013-1, Ltd.
Carlyle Global Market Strategies CLO 2012-4, Ltd
Carlyle Global Market Strategies CLO 2012-3, Ltd.

By	/s/ Glori Granziano
Name:	Glori Granziano
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2012-II-R, Ltd.
By: CIFC VS Management LLC, its Collateral Manager

By	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2013-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2013-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2013-III-R Ltd.
By: CIFC VS Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2013-IV, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2014, Ltd.
By: CIFC Asset Management LLC, its Portfolio Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2014-III, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2014-II-R, Ltd.
By: CIFC Asset Management LLC, as Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2014-IV-R, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Co-Head of Investment Research
CIFC Funding 2014-V, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2015-I, Ltd.
BY: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2015-II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2015-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2015-IV, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2015-V, Ltd
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2016-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2017-I, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2017-II, Ltd.
By: CIFC CLO Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2017-III, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2017-IV, Ltd.
By: CIFC CLO Management LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2017-V, Ltd.
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2018-I, Ltd.
By: CIFC CLO MANAGEMENT II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2018-II, Ltd.
By: CIFC CLO Management II LLC, its Collateral Manager, by and on behalf of each of its series, Series M-1, Series O-1 and Series R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2018-III, Ltd.

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Funding 2018-IV, Ltd.
By: CIFC CLO Management II LLC, as Collateral Manager
By and on behalf of each of its series, SERIES M-1, SERIES O-1, and SERIES R-1

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CIFC Loan Opportunity Fund II, Ltd.
By: CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Mandery
	Name:	Robert Mandery
	Title:	Co-Head of Investment Research

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

BENTHAM SYNDICATED LOAN FUND
By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Syndicated Loan Fund

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

BENTHAM STRATEGIC LOAN FUND
By: Credit Suisse Asset Management, LLC, as Sub Advisor for Bentham Asset Management Pty Ltd., the agent and investment manager to Fidante Partners Limited, the trustee for Bentham Strategic Loan Fund

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

THE CITY OF NEW YORK GROUP TRUST
By: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

CREDIT SUISSE NOVA (LUX)
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

CREDIT SUISSE STRATEGIC INCOME FUND
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CREDIT SUISSE HIGH YIELD BOND FUND
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

MADISON PARK FUNDING X, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

MADISON PARK FUNDING XI, LTD
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

MADISON PARK FUNDING XII, LTD.

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

MADISON PARK FUNDING XIII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

MADISON PARK FUNDING XIV, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

MADISON PARK FUNDING XV, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

MADISON PARK FUNDING XVII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

MADISON PARK FUNDING XIX, LTD.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

MADISON PARK FUNDING XL, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

MADISON PARK FUNDING XLI, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

MADISON PARK FUNDING XLIII, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manage

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Maryland State Retirement and Pension System B
y: Credit Suisse Asset Management, LLC as manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

ONE ELEVEN FUNDING I, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

ONE ELEVEN FUNDING II, LTD.
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

ONE ELEVEN FUNDING III, LTD
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

DOLLAR SENIOR LOAN FUND, LTD.
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

DOLLAR SENIOR LOAN MASTER FUND II, LTD.
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

DOLLAR SENIOR LOAN INCOME FUND, LTD.
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

COPPERHILL LOAN FUND I, LLC
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

WIND RIVER FUND LLC
By: Credit Suisse Asset Management, LLC, as Investment Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

AGF FLOATING RATE INCOME FUND

By:	EATON VANCE MANAGEMENT
AS PORTFOLIO MANAGER

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Brighthouse Funds Trust I -
Brighthouse/Eaton Vance Floating Rate Portfolio

By:	Eaton Vance Management
as Investment Sub Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance CLO 2013-1 LTD.

By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance CLO 2014-1R, Ltd.

By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance CLO 2015-1 Ltd.

By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance CLO 2018-1, Ltd.

By:	Eaton Vance Management Portfolio Manager

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance CLO 2019-1, Ltd.

By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance Floating-Rate Income Plus Fund

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance Floating-Rate 2022 Target Term Trust

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance Senior Floating-Rate Trust

By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance Floating-Rate Income Trust

By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance International
(Cayman Islands) Floating-Rate Income Portfolio

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance Senior Income Trust

By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance Short Duration Diversified Income Fund

By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance Institutional Senior Loan Fund

By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance Institutional Senior Loan Plus Fund

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance Limited Duration Income Fund

By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance Floating Rate Portfolio

By:	Boston Management and Research
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eatom Vance US Loan Fund 2016 a Series Trust of
Global Cayman Investment Trust

By:	Eaton Vance Management
As Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Eaton Vance VT Floating-Rate Income Fund

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

GTAA PineBridge LP

By:	PineBridgeInvestmetns LLC
As Investment Advisor

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

South Carolina Retirement Systems Group Trust

By:	PineBridgeInvestmetns LLC
As Investment Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CSAA Insurance Exchange

By:	PineBridgeInvestmetns LLC
As Investment Advisor

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

PineBridge Global Opportunities DM Credit Master Fund LP

By:	PineBridgeInvestmetns LLC
As Investment Advisor

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XV CLO Ltd

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XIX CLO Ltd

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XX CLO Ltd

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXI CLO Ltd

By:	PineBridge Investments LLC
As Collateral Manger

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXII CLO Ltd

By:	PineBridge Investments LLC
As Collateral Manger

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXIII CLO Ltd

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXIV CLO Ltd

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXVII CLO Ltd

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXVIII CLO Ltd

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXIX CLO Ltd

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Lancashire Insurance Company

By:	PineBridge Investments Europe Limited As Investment Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

SunAmerica Income funds- AIG Strategic Bond Fund

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Fire and Police Pension Fund, San Antonio

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

RLI Insurance Company

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Portico Benefit Services

By:	PineBridge Investments LLC
As Investment Advisor

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

PineBridge Senior Floating Rate Income Fund

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

PBI-K US Loan Master Fund 2017-7 a Series Trust of Global Cayman Investment Trust

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

PBI Stable Loan FUnd a series trust of MYL Investmetn Trust

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

PineBridge Senior Secured Loan Fund Ltd

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

PineBridge SARL

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Teachers’ Retirement System of the City of New York

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

New York City Police Pension Fund

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Valic Company II — Strategic Bond Fund

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

IA Clarington Global Bond Fund

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

American International Group, Inc. Retirement
Plan Master Trust, Trust for Defined Benefit

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffrey Baxter
	Name:	W. Jeffrey Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

GTAA PineBridge LP

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

South Carolina Retirement Systems Group Trust

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

CSAA Insurance Exchange

By:	PineBridge Investments LLC
As Investment Advisor

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

PineBridge Global Opportunistic DM Credit Master Fund LP

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XV CLO Ltd.

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XIX CLO Ltd.

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XX CLO Ltd.

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXI CLO Ltd.

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXII CLO Ltd.

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXIII CLO Ltd.

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXIV CLO Ltd.

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXVII CLO Ltd.

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXVIII CLO Ltd.

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Galaxy XXIX CLO Ltd.

By:	PineBridge Investments LLC
As Collateral Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Lancashire Insurance Company

By:	PineBridge Investments Europe Limited
As Investment Manager

By:	/s/ Andrew Meissner
	Name:	Andrew Meissner
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

SunAmerica Income Funds- AIG Strategic Bond Fund

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Fire and Police Pension Fund, San Antonio

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

RLI Insurance Company

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Portico Benefit Services

By:	PineBridge Investments LLC
As Investment Advisor

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

PineBridge Senior Floating Rate Income Fund

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

PBI-K US Loan Master Fund 2017-7 a Series Trust of Global Cayman Investment Trust

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

PBI Stable Loan Fund a series trust of MYL Investment Trust

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

PineBridge Senior Secured Loan Fund Ltd

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

PineBridge SARL

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Teachers’ Retirement System of the City of New York

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

New York City Police Pension Fund

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Valic Company II - Strategic Bond Fund

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

IA Clarington Global Bond Fund

By:	PineBridge Investments LLC
Its Investment Sub-Advisor

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Stichting Blue Sky Active Fixed Income
US Leveraged Loan Fund

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

American International Group, Inc. Retirement Plan Master Trust, Trust for Defined Benefit

By:	PineBridge Investments LLC
As Investment Manager

By:	/s/ W. Jeffery Baxter
	Name:	W. Jeffery Baxter
	Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

UAW Retiree Medical Benefits Trust (Chrysler Separate Retiree Account)

By: State Street Bank and Trust Company, solely in its capacity as Trustee for UAW Retiree Medical Benefits Trust (solely for the benefit of the Chrysler Separate Retiree Account), as directed by PineBridge Investments LLC as Investment Manager, and not in its individual capacity

By:	/s/ Chris Hunter
	Name:	Chris Hunter
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

UAW Retiree Medical Benefits Trust
(GM Separate Retiree Account)

By: State Street Bank and Trust Company, solely in its capacity as Trustee for UAW Retiree Medical Benefits Trust (solely for the benefit of the GM Separate Retiree Account), as directed by PineBridge Investments LLC as Investment Manager, and not in its individual capacity

By:	/s/ Chris Hunter
	Name:	Chris Hunter
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

UAW Retiree Medical Benefits Trust (Ford Separate Retiree Account)

By:	State Street Bank and Trust Company, solely in its capacity as Trustee for UAW Retiree Medical Benefits Trust (solely for the benefit of the Ford Separate Retiree Account), as directed by PineBridge Investments LLC as Investment Manager, and not in its individual capacity

By:	/s/ Chris Hunter
	Name:	Chris Hunter
	Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Stonehill Institutional Partners, L.P.

By:	Stonehill Capital Management, LLC
its investment adviser

By:	/s/ Michael Stern
	Name:	Michael Stern
	Title:	Partner

Stonehill Master Fund Limited

By:	Stonehill Capital Management, LLC
its investment adviser

By:	/s/ Michael Stern
	Name:	Michael Stern
	Title:	Partner

[SIGNATURE PAGE TO AMENDMENT TO STANDSTILL AGREEMENT]

Exhibit A

Ad Hoc Group

1.	Eaton Vance Management

2.	CIFC Asset Management

3.	The Carlyle Group

4.	Funds, accounts, and other investment vehicles managed, advised, or sub-advised by Credit Suisse Asset Management, LLC

5.	Certain funds and accounts under management by BlackRock Financial Management, Inc. and its affiliates

6.	Western Asset Management

7.	GSO Capital Partners

8.	PineBridge Investments

9.	Stonehill Capital Management

10.	BlueMountain Capital Management

11.	Canyon Capital

ANNEX I

EXECUTION VERSION

STANDSTILL AGREEMENT AND FIRST AMENDMENT TO LOAN AGREEMENT

THIS STANDSTILL AGREEMENT AND FIRST AMENDMENT TO LOAN AGREEMENT (this “Agreement”)1 is made as of May 6, 2019, by and among AKORN, INC., a Louisiana corporation (the “Company”), the other Loan Parties under the Loan Agreement (as defined below), an ad hoc group of Lenders (as defined below) identified on Exhibit A hereto, which constitute the “Required Lenders” under the Loan Agreement (collectively, the “Ad Hoc Group”), certain other Lenders, and the Administrative Agent (as defined below). The Administrative Agent, the Ad Hoc Group, the other Lenders party hereto (collectively, with the Ad Hoc Group, the “Standstill Lenders”), the Company and the other Loan Parties shall be referred to collectively as the “Standstill Parties”, and each shall be referred to individually as a “Standstill Party.” Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

RECITALS

WHEREAS, the Company, the other Loan Parties, the financial institutions from time to time parties thereto as “Lenders” (collectively, the “Lenders” and each, a “Lender”) and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), have entered into that certain Loan Agreement dated as of April 17, 2014 (as the same shall have been amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which, among other things, the Lenders have made certain loans, advances, and other financial accommodations to the Company;

WHEREAS, the Standstill Lenders constitute “Required Lenders” as that term is defined under the Loan Agreement;

WHEREAS, the Standstill Lenders and the Company have engaged in good faith, arms-length negotiations regarding a proposed standstill agreement solely with respect to the Lenders’ rights and remedies under the Loan Agreement or the other Loan Documents as a result of any alleged Event of Default arising from any: (1) alleged breach of any of the covenants contained in Sections 5.01, 5.02, 5.03, 5.06 or 5.07 of the Loan Agreement (the “Specified Covenants”), to the extent the facts and circumstances giving rise to any such breach (i) are publicly available as of the ~~date of this Agreement,~~First Amendment Effective Date (as defined herein), or (ii) are not publicly available but have been disclosed in writing (x) to private side Lenders via IntraLinks; or (y) to ~~Jones Day~~Gibson Dunn & Crutcher LLP (“Gibson Dunn”)2 and/or Greenhill & Co. (“Greenhill”), as legal counsel and financial advisor, respectively, to the Ad Hoc Group (collectively, the “Ad Hoc Group Advisors~~”)~~”); and (2) failure to enter into a Comprehensive Amendment (as defined herein) under the First Amendment (as defined herein) on or before December 13, 2019 (such facts and circumstances described in clauses (~~i~~1) and (~~ii~~2), (including, for the avoidance of doubt, the existence of this Agreement) the “Specified Matters”);

1 As amended by that certain First Amendment to Standstill Agreement and Second Amendment to Credit Agreement dated as of December 13, 2019.

[2] The Ad Hoc Group was formerly represented by the Jones Day. As of October 2, 2019, the attorneys representing the Ad Hoc Group withdrew from Jones Day and have joined the law firm of Gibson, Dunn & Crutcher LLP, which hereinafter represents the Ad Hoc Group.

WHEREAS, as a result of these negotiations (and in the case of the Administrative Agent, as a result of the direction of the Required Lenders to the Administrative Agent set forth in Section 12 hereof), the Company and the other Loan Parties have requested, and the Standstill Lenders have agreed, solely with respect to the Specified Matters, to enter into this Agreement solely for the Standstill Period (as defined below), subject to and in accordance with the terms and conditions set forth herein; and

WHEREAS, the Company and the other Loan Parties have further requested, and the Standstill Lenders have agreed, subject to the terms and conditions set forth in this Agreement, to amend the Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Standstill Party, intending to be legally bound hereby, agrees as follows:

1.	Incorporation of Recitals; No Waiver; No Admission of Liability.

(a)	Incorporation of Recitals. The Recitals to this Agreement are hereby incorporated by reference as fully set forth herein and the Company, the other Loan Parties, the Administrative Agent, and the Lenders acknowledge these Recitals to be true and correct.

(b)	No Waiver. Nothing in this Agreement should in any way be deemed a waiver of any Default or Event of Default relating to any Specified Matter or any other Default, Event of Default, or term or provision of the Loan Agreement or any of the other Loan Documents. The Administrative Agent and the Lenders have not waived or released, are not by this Agreement waiving or releasing, and have no present intention of waiving or releasing, any Defaults or Events of Default relating to the Specified Matters, or any other Defaults or Events of Default that may have occurred prior to the date hereof or that may occur after the date hereof, or any remedies or rights of the Administrative Agent or the Lenders with respect thereto, all of which are hereby reserved. Any waiver of any Defaults or Events of Default relating to the Specified Matters or any other Default or Event of Default shall only be effective if set forth in a written instrument executed and delivered in accordance with the provisions of Section 9.02 of the Loan Agreement.

(c)	No Admission of Liability. The execution of this Agreement and the fulfillment of its terms is not to be construed as and does not constitute an admission or absence of any right, remedy, claim, defense, liability or wrongdoing or responsibility on the part of any Standstill Party. Entry into this Agreement shall not constitute an admission by the Company or any other Loan Party to the occurrence or non-occurrence of a Default or Event of Default, including with respect to the Specified Matters. The Standstill Lenders hereby acknowledge that, as of the Second Amendment Effective Date, to the best of their knowledge, they are not aware of any potential Defaults or Events of Default other than with respect to the Specified Covenants relating to the Specified Matters.

2.	Standstill Period. The “Standstill Period” shall mean the period of time from the Effective Date through the earliest of (i) ~~December 13, 2019 (such date, the “Termination Date”),~~February 7, 2020 (such date, the “Termination Date”) (provided that up to and including the Termination Date, the Company, the Ad Hoc Group, and the Ad Hoc Group Advisors shall negotiate in good faith with respect to the terms of a Comprehensive Amendment), (ii) upon the delivery of a notice of termination of the Standstill Period by the Required Lenders (which may be delivered in their sole discretion), the occurrence of a Default or Event of Default under the Loan Agreement or the other Loan Documents, or (iii) upon the delivery of a notice of termination of the Standstill Period by the Required Lenders (which may be delivered in their sole discretion), the termination of this Agreement as a result of any breach of, or non-compliance with, any provision of this Agreement by the Company or any other Loan Party, including without limitation any such breach or non-compliance of or with any Affirmative Covenant, Negative Covenant, Milestone, or Other Covenant (each as defined herein) by the Company or any other Loan Party, subject, in each case, to any applicable cure period expressly set forth herein (each, a “Standstill Event of Default”), excluding with respect to clause (ii), for the avoidance of doubt, any Default or Event of Default relating to a Specified Matter (the foregoing period, the “Standstill Period”). The occurrence of any one of the events described in clauses (i), (ii), and (iii) of this Section 2 shall constitute a “Termination Event” hereunder.

3.	Standstill. Subject to the terms and conditions herein set forth and in reliance upon the Company’s and the other Loan Parties’ representations, acknowledgments, agreements and warranties herein contained, including, without limitation, the satisfaction of the conditions precedent set forth in Section 9 herein, the Standstill Parties agree that during the Standstill Period, neither the Administrative Agent nor the Lenders shall (i) declare, and such parties shall be prohibited from declaring, any Event of Default under the Loan Agreement or the other Loan Documents or (ii) otherwise seek to exercise any rights or remedies under the Loan Agreement or the other Loan Documents, in each case of clauses (i) and (ii) above, to the extent directly relating to any Specified Matter. The Administrative Agent’s and the Lenders’ agreement to standstill is temporary and limited in nature and shall not be deemed: (i) to preclude or prevent the Administrative Agent or the Standstill Lenders from exercising any rights and remedies under the Loan Documents, applicable law or otherwise arising on account of (A) any Default or Event of Default other than those with respect to the Specified Matters, (B) the Specified Matters from and after the termination of the Standstill Period following the occurrence of a Standstill Event of Default, (C) the Specified Matters from and after the Termination Date, or (D) the right to seek payment of attorneys’ fees, financial advisor fees, and other costs and expenses in connection with the preparation, negotiation, execution and delivery of this Agreement and the exercise of the rights and remedies described herein or otherwise in connection with the Loan Documents; (ii) to effect any amendment of the Loan Agreement or any of the other Loan Documents, all of which shall remain in full force and effect in accordance with their respective terms, as modified hereby; (iii) to constitute a waiver of any Default or Event of Default relating to the Specified Matters or any other Default or Event of Default (whether now existing or hereafter occurring) or any term or provision of the Loan Agreement or any of the other Loan Documents; or (iv) to establish a custom or course of dealing among any Loan Party, the Administrative Agent and the Standstill Lenders.

4.	Termination of Agreement. Except as expressly set forth herein, this Agreement and all provisions herein, shall terminate upon the occurrence of a Termination Event.

5.	Affirmative Covenants. Until the occurrence of a Termination Event, the Company and the other Loan Parties covenant and agree that during the Standstill Period, the Company will (the “Affirmative Covenants”):

(a)	furnish monthly 3-statement financials and Key Performance Indicators (“KPI”) reporting included in the Company’s management reporting to the Ad Hoc Group Advisors (which reporting shall include volume and pricing for the top 30 products ~~and plant KPIs), in each case no later than thirty (30) days after the end of each month;~~ ), in each case no later than thirty (30) days after the end of each month; provided that, commencing in January 2020, the 3-statement financials shall be retroactively adjusted to be in a format comparable to the Business Plan and the 2019 budget on a monthly basis, beginning as of September 30, 2019, and shall include a breakdown of manufacturing costs by key components and by manufacturing facility; for the avoidance of doubt, the retroactively adjusted financials shall be delivered no later than January 30, 2020 provided further that, beginning in January 2020, the 3-statement financials shall be reported in a format comparable to the existing Business Plan, the 2020 Budget (as defined herein), and the updated Business Plan;

~~(b~~(b)	provide the Ad Hoc Group Advisors operating statistics broken down by facility (e.g., production levels, capacity utilized, etc.) and plant KPIs on a monthly basis, in each case no later than thirty (30) days after the end of each month;

(c)	beginning in January 2020 with respect to December 2019 results, provide the Ad Hoc Group Advisors pipeline reporting for each product under development, which reports shall include information with respect to (i) manufacturing facility, (ii) product category, , (iii) estimate of filing and launch dates, (iv) estimated market size, (v) estimated competitors at launch, (vi) projected research and development expenses, (vii) commentary on stage of development, with the Company to use reasonable efforts to provide key open workstreams and estimated milestones for FDA filing, and (viii) primary development facility, if applicable; provided that projected revenue for products under development shall be provided with the Business Plan; provided further that any molecules names appearing therein may be redacted;

(d)	beginning with the first month following the delivery of the Business Plan (as defined herein), furnish, by the tenth (10) Business Day of each month, monthly reports regarding pending Abbreviated New Drug Applications (“ANDAs”) to the Ad Hoc Group Advisors, which reports shall include ANDAs submitted to the FDA (as defined below) and the status of FDA approvals with respect thereto, estimated market size and known competitor information for each such ANDA, and a good faith estimate of the timing of the approval of each such ANDA and related competitive approvals; provided that any molecules names appearing therein may be redacted; provided further that, commencing in January 2020, such reports shall also include information with respect to (i) manufacturing facility, (ii) product category, (iii) estimate of filing and launch dates, and (iv) commentary on outstanding requirements for FDA approval status; provided that projected revenue for filed ANDAs shall be provided with the Business Plan;

~~(c~~ (e)	on or prior to the 10th calendar day of each month (or the first Business Day thereafter), conduct monthly telephone conferences with all Lenders and permit questions from such Lenders and answers, with such telephone conferences being split into (1) a Public-Siders and non-Public-Siders portion and (2) a solely non-Public-Siders portion; provided that (i) questions from the Lenders shall be provided to the Company in writing no later than two (2) Business Days in advance and (ii) for the avoidance of doubt, the Company shall not be obligated to disclose any material non-public information during the Public-Siders and non-Public-Siders portion of such telephone conferences;

(~~d~~f)	on or prior to the 10th calendar day of each month (or the first Business Day thereafter), conduct monthly telephone conferences solely with the Ad Hoc Group Advisors and any Lenders which have become “restricted” and are then subject to non-disclosure agreements in customary form reasonably satisfactory to the Company (collectively, the “Restricted Lenders”) with the Company and permit questions from the Ad Hoc Group Advisors and Restricted Lenders and answers; provided that, to the extent the Restricted Lenders monthly telephone conference is combined with the Public-Siders/non-Public-Siders telephone conference outlined in Section 5(c) hereof, such telephone conference will include a separate portion solely for Restricted Lenders; provided further that questions from the Ad Hoc Group Advisors and Restricted Lenders shall be provided to the Company in writing no later than two (2) Business Days in advance;

~~(e)~~	~~promptly~~(g) require its advisors (including, for the avoidance of doubt, PJT Partners and AlixPartners (collectively, the “Company Advisors”) to continue conducting weekly status calls with the Ad Hoc Group Advisors; provided that, in addition to the Company Advisors, such status calls will be attended at least every other week by Jennifer Bowles or Duane Portwood; provided further that a representative of the investment banker engaged with respect to the Akorn India Private Ltd. sale process shall provide an email update every week to the Ad Hoc Group Advisors on the status of such sale process (or email confirmation that there have been no material updates to such sale process);

(h)	promptly, but in no event later than 48 hours after receipt, provide the Ad Hoc Group Advisors with copies of any material (i) correspondence received from the United States Food and Drug Administration (“FDA”), and (ii) cover letters to reports delivered to the FDA, in each case solely with regard to any FDA Form 483 or warning letter;

(~~f~~i)	promptly ~~upon~~, but in no event later than 48 hours after receipt by the Company or the other Loan Parties, provide to the Ad Hoc Group Advisors copies of any warning letter(s), Official Action Indicated, or OAI, statuses, or similar regulatory actions by Swissmedic or the Central Drugs Standard Control Organization, or CDSCO, regarding those certain manufacturing facilities operated by the Company and its Subsidiaries in Amityville, New York, Hettlingen, Switzerland, and Paonta Sahib, Himachal Pradesh, India, and those certain research and development centers operated by the Company and its Subsidiaries in Vernon Hills, Illinois and Cranbury, New Jersey;

(~~g~~j)	promptly ~~upon~~, but in no event later than 48 hours after preparation or receipt, provide to the Ad Hoc Group Advisors formal minutes for any FDA meeting or call to the extent made available to, or prepared by, the Company or the other Loan Parties; provided that the Company will be entitled to redact confidential or privileged information contained therein;

(~~h~~k)	(i) on or before the 3rd Business Day of each month, provide the Ad Hoc Group Advisors with monthly Quality System Corrective Action Plan, or QSCAP, update reports, (ii) arrange for monthly update calls between the Ad Hoc Group Advisors and the Company’s regulatory counsel, and (iii) arrange for (A) monthly update calls with (1) NSF Pharma Biotech (“NSF”) and (2) The Quantic Group (“Quantic”), and (B) any other calls with the Company’s cGMP consultants to be scheduled at the reasonable request of the Ad Hoc Group Advisors; provided that the Company shall use commercially reasonable efforts to organize expedited calls among the Company’s third-party cGMP consultants and the Ad Hoc Group Advisors when reasonably requested by the Ad Hoc Group Advisors;

~~(i)~~	~~provide updates no later than the 3rd Business Day of each week to the Ad Hoc Group Advisors regarding the ABL Credit Agreement~~[3] ~~refinancing and/or extension process, including providing copies of any term sheets with respect thereto (subject to any confidentiality restrictions, and, to the extent required by any such confidentiality restrictions, the consent of the lenders and/or other parties to any such refinancing or extension process);~~

~~(j)~~	~~promptly provide notice to the Ad Hoc Group Advisors in the event that the Company markets any non-traditional financing to replace or refinance the ABL Credit Agreement and provide the Standstill Lenders the opportunity to participate in any such marketing process; and~~

~~(k~~(l)	to the extent any third party Quality of Earnings (“QoE”) or valuation work is completed, the Company shall (i) provide the Ad Hoc Group Advisors regular, but in no event less frequently than weekly, updates during the drafting of such work product and (ii) promptly, but in no event later than 48 hours after receipt, provide a copy of any final QoE or valuation reports to the Ad Hoc Group Advisors; provided that the Company’s obligations with respect to clauses (i) and (ii) hereof, shall be subject to approval of the third parties conducting and/or commissioning the applicable analysis; provided further that, to the extent the Company is paying for any such analysis, the Company shall require the applicable third party to agree to share the analysis with the Ad Hoc Group prior to any retention or work being commenced;

~~[3]~~	~~“ABL Credit Agreement” means that certain Amended and Restated Credit Agreement dated as of April 16, 2019, by and among the Company, the other Loan Parties party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto (as the same may be amended, supplemented or otherwise modified from time to time).~~

(m)	(i) provide a weekly status update on the junior capital raise process (the “Junior Capital Process”) or any other capital raise or other formal processes run by the Company (“Other Process”) to the Ad Hoc Group Advisors and (ii) promptly, but in no event later than 48 hours after receipt (subject to any confidentiality obligations therein), copies of all (A) formal process or offering materials provided generally to participants in the Junior Capital Process or Other Process, as applicable (which, for the avoidance of doubt, shall not be required to include individual Q&A responses to diligence requests, unless required by the following proviso), (B) written proposals, term sheets, commitment letters, and any other similar materials received in connection with the Junior Capital Process or Other Process, as applicable; provided that, to the extent there are material developments (as determined in good faith by the Company) in the Junior Capital Process or Other Process, as applicable, the Company shall provide the Ad Hoc Group Advisors with an update within 24 hours of such material developments; and

(n)	continue to retain PJT Partners and AlixPartners consistent with the terms of their respective engagement agreements as in effect on the date hereof, or, if PJT Partners and AlixPartners are no longer retained by the Company, such other financial and restructuring advisors reasonably acceptable to the Ad Hoc Group.

The failure to comply with any of the Affirmative Covenants shall not constitute a Default or Event of Default under the Loan Agreement or the other Loan Documents, but shall, following the Cure Period (defined below), constitute a Standstill Event of Default that permits the Required Lenders to declare a Termination Event. “Cure Period” shall mean five (5) Business Days after the earlier of (x) the Company’s knowledge of its breach or failure to comply or (y) notice thereof from the Administrative Agent (which notice shall be given solely at the request of the Required Lenders).

6.	Negative Covenants. Until the occurrence of a Termination Event, the Company and the other Loan Parties covenant and agree that during the Standstill Period the Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly (the “Negative Covenants”):

(a)	create, incur, assume, or suffer to exist any Permitted Ratio Indebtedness pursuant to Section 6.01(l) of the Loan Agreement~~,~~ (including, for the avoidance of doubt, any asset based lending facility or cash flow supported revolver), any Indebtedness pursuant to Section 6.01(f) of the Loan Agreement, or any Incremental Term Facilities pursuant to Section 2.09 of the Loan Agreement, Incremental Term Loans pursuant to Section 2.09 of the Loan Agreement or Incremental Notes pursuant to Section 2.09 of the Loan Agreement or in each case, create, incur, assume or suffer to exist, any Lien in connection with the foregoing; provided, however, that any such Indebtedness (excluding, other than with respect to any Loans outstanding under the Loan Agreement as of the date hereof, any refinancing of any such Indebtedness) created, incurred, assumed or in existence prior to the Effective Date pursuant to, and in reliance on, such sections shall be permitted to remain outstanding~~;~~ . For the avoidance of doubt, the Company shall not be permitted to incur any new Indebtedness that is contractually senior in right of payment or that is secured by Liens that would rank senior to the Liens securing the existing Loans, or that primes existing Loans in any manner whatsoever (other than ordinary course (i) Capital Lease Obligations, (ii) trade obligations, and (iii) similar obligations);

(b)	create, incur, assume, or permit to exist any Liens:

(i)	pursuant to Section 6.02(l) of the Loan Agreement securing Indebtedness or other obligations in excess of $10 million in the aggregate; or

(ii)	pursuant to Section 6.02(k) of the Loan Agreement or with respect to any Incremental Term Facilities, Incremental Term Loans or Incremental Notes; and

(iii)	arising out of Sale and Leaseback Transactions (as defined in the Loan Agreement) permitted by Section 6.06 of the Loan Agreement in excess of $10,000,000 pursuant to Section 6.02(h) of the Loan Agreement.

provided, however, that any such Liens (excluding, for the avoidance of doubt, any Liens in respect of refinancing Indebtedness prohibited under Section 6(a) hereof) created, incurred, assumed or in existence prior to the Effective Date pursuant to, and in reliance on, such sections shall be permitted to remain in effect;

(c)	purchase, hold, or acquire any investment:

(i)	in Equity Interests in a non-Loan Party pursuant to Section 6.04(c) of the Loan Agreement;

(ii)	constituting a loan or advance to a non-Loan Party pursuant to Section 6.04(d) of the Loan Agreement;

(iii)	constituting a Guarantee of Indebtedness of a non-Loan Party pursuant to Section 6.04(e) of the Loan Agreement;

(iv)	pursuant to Section 6.04(j) of the Loan Agreement; provided that such investment shall be permissible (x) if limited to all cash consideration or (y) in the case of any (A) out-licensing transactions or other sale of revenue stream rights, up-front payments, milestones, royalties, profit shares, distribution fees, or similar arrangements with respect to core assets, if consummated with the prior written consent of the Required Lenders at such time (which may be withheld in their sole discretion), or (B) out-licensing transactions or other sale of revenue stream rights, up-front payments, milestones, royalties, profit shares, distribution fees, or similar arrangements with respect to non-core assets if consummated with the prior written consent of Required Lenders at such time (which consent shall not be unreasonably withheld or delayed); provided, however, that no consent of the Required Lenders shall be required in connection with out-licensing transactions or other sales of revenue stream rights, up-front payments, milestones, royalties, profit shares, distribution fees, or similar arrangements, with fair market value not in excess of $5 million in the aggregate, with respect to dormant or not fully developed ANDAs and/or products;

(v)	constituting a Permitted Acquisition pursuant to Section 6.04(l) of the Loan Agreement; provided that (x) the Company and its Restricted Subsidiaries may consummate Drug Acquisitions in an amount not exceeding $7.5 million in the aggregate, and (y) the Company and its Restricted Subsidiaries may consummate Permitted Acquisitions other than Drug Acquisitions in an amount not exceeding $7.5 million in the aggregate (or, with respect to any such Permitted Acquisitions by non-Loan Parties, not exceeding $2.5 million in the aggregate);

(vi)	constituting Permitted Foreign Loans pursuant to Section 6.04(m) of the Loan Agreement; or

(vii)	utilizing the Available Amount pursuant to Section 6.04(n) of the Loan Agreement.

provided, however, that any investments purchased, held or acquired (or made pursuant to contractual commitments in effect) prior to the Effective Date pursuant to, and in reliance on, such sections shall not be limited by this Section 6(c);

(d)	utilize any asset sale reinvestment rights pursuant to Section 2.11(c) of the Loan Agreement;

(e)	make a Discounted Voluntary Prepayment pursuant to Section 2.11(g) of the Loan Agreement or acquire any Loans pursuant to Section 9.04(e) of the Loan Agreement; provided that such Discounted Voluntary Prepayments and acquisitions shall be permissible if offered to all Lenders at such time;

(f)	make any Extension Offers to any Lenders or enter into any Extensions with any Lenders, in each case pursuant to Section 2.23 of the Loan Agreement; provided that such Extension Offers and Extensions shall be permissible if offered to all Lenders at such time;

(g)	declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment or prepayment of any Specified Indebtedness~~, in each case utilizing the Available Amount,~~ pursuant to Section 6.08~~(a) or Section 6.08(b)~~ of the Loan Agreement other than pursuant to Sections 6.08(a)(ii) or (a)(iii); provided that any Restricted Payments under Section 6.08(a)(ii) shall not be permitted to be paid from Loan Parties to non-Loan Parties;

(h)	other than with respect to assets owned by Akorn India Private Limited (or the Equity Interests therein), sell, transfer, lease, or otherwise dispose of assets pursuant to Section 6.05(h) of the Loan Agreement with an aggregate book value in excess of $15 million; provided that, any Net Proceeds from the sale of Akorn India Private Limited shall be utilized to prepay outstanding Loans on a pro rata basis;

(i)	sell, transfer, lease, or otherwise dispose of assets pursuant to Section 6.05(e) of the Loan Agreement or engage in Sale and Leaseback Transactions pursuant to Section 6.06 of the Loan Agreement; ~~or~~

(j)	without prior written consent of the Required Lenders at such time, (i) designate any Restricted Subsidiary as an Unrestricted Subsidiary pursuant to Section 5.12 of the Loan Agreement, or otherwise create or form any Unrestricted Subsidiary, and/or (ii) transfer any assets of the Company or any of its Restricted Subsidiaries to any Unrestricted Subsidiary, except as otherwise permitted under the Loan Agreement (after giving effect to this Agreement~~).~~); or

(k)	without the prior written consent of the Required Lenders at such time, release any existing Loan Guarantors from their Guarantee, otherwise release any existing Loan Guarantors from their Obligations, or release any Lien or security interest granted by such Loan Guarantors under the Loan Documents outside of the ordinary course of business.

Notwithstanding the foregoing, the Company and its Restricted Subsidiaries may incur Indebtedness of the type set forth in Section 6.01(f) of the Loan Agreement and make investments in Equity Interests of non-Loan Parties of the type set forth in Section 6.04(c) of the Loan Agreement in an aggregate amount not exceeding $15,000,000 in order to fund capital expenditures and operations of non-Loan Party Subsidiaries.

For the avoidance of doubt, any breach of, or failure to comply with any of the Negative Covenants set forth above shall result in an immediate Event of Default under the Loan Agreement and the Loan Documents.

7.	Milestones. Until the occurrence of a Termination Event, the Company shall, or shall cause, the following to occur by the times and dates set forth below, during the Standstill Period (the “Milestones”); provided that any “delivery” required under the Milestones shall only require delivery to the Ad Hoc Group Advisors, and shall be in form and scope reasonably satisfactory to the Ad Hoc Group Advisors.

(a)	~~The~~(i) Commencing on April 18, 2019, and continuing until December 18, 2019, the Company shall deliver a 13-week cash flow forecast on a monthly basis ~~commencing on April 18, 2019~~, with each subsequent 13-week cash flow forecast delivered on or prior to the tenth Business Day of each month. The Company shall deliver monthly variance reporting concurrently with each delivery of the 13-week cash flow forecast, starting in May 2019.

(ii)       Beginning on January 17, 2020, the Company shall deliver 13-week cash flow forecasts every other week (with respect to the period ending during the immediately preceding week). Beginning with the week of January 6, 2020, the Company shall deliver variance reporting every week; provided that variance reporting subsequent to the Second Amendment Effective Date should be compared to both the 13-week cash flow forecast provided to the Ad Hoc Group Advisors in December 2019, as well as the new cash flow forecast provided every other week. Variances shall be measured on both a weekly and cumulative basis and the variance report shall include an MD&A indicating which variances are permanent and which are temporary / timing oriented.

(iii)      For the avoidance of doubt, under no circumstances shall any variance reported constitute a Default, an Event of Default, a Termination Event, or otherwise permit termination of this Agreement.

(b)	The Company shall deliver a five-year business plan (the “Business Plan”) by May 3, 2019, which business plan shall include a balance sheet, statement of cash flow, and income statement (including material assumptions) on a monthly basis for the first year and on a quarterly basis thereafter.

~~(c~~(c)	On or before January 6, 2020, the Company shall deliver to the Ad Hoc Group Advisors a detailed 2020 budget in a format consistent with the 2019 budget, including all underlying schedules (the “2020 Budget”), with an updated version of such 2020 Budget to be provided within 24 hours of board approval to the extent the 2020 Budget differs from what has been previously provided to the Ad Hoc Group Advisors.

(d)	On or before January 6, 2020, the Company shall deliver to the Ad Hoc Group Advisors an updated Business Plan in a format consistent with the Business Plan delivered on May 3, 2019, with an updated version to be provided within 24 hours of board approval of such Business Plan, to the extent the updated Business Plan differs from what has been previously provided to the Ad Hoc Group Advisors; provided that, for the avoidance of doubt, the updated Business Plan shall be accompanied by (i) the rationale behind the inclusion of each new product included in updated Business Plan, and (ii) the rationale behind the exclusion of each new product excluded from the updated Business Plan.

(e)	PJT Partners shall provide a strategic alternatives report (the “Strategic Alternatives Report”) by May 31, 2019 to the Ad Hoc Group Advisors, which report shall include detailed alternatives to reduce the Lenders’ exposure.

(f)	On or before January 10, 2020, the Company shall make a proposal to the Ad Hoc Group with respect to the Comprehensive Amendment (as defined herein).

(g)	On or before February 5, 2020, the Company and the Ad Hoc Group shall reach an agreement in principle with respect to the Comprehensive Amendment.

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(h)	On or before January 8, 2020 (or such later date as agreed by the Ad Hoc Group), the Company shall execute customary control agreements with the applicable depository banks and the Administrative Agent establishing control over all deposit accounts, securities accounts, and investment accounts of each Loan Party (subject to certain excluded accounts to be agreed), in each case, in form and substance reasonably acceptable to the Administrative Agent and the Ad Hoc Group.

(i)	On or before January 8, 2020, the Company shall use commercially reasonable efforts to take all necessary actions to effect the perfection of any lien on or security interest in any of the Collateral that is not perfected as of the Second Amendment Effective Date, in each case to the extent the Company, the Administrative Agent, or the Required Lenders have identified any required actions, including filing or recording necessary statements, filings, agreements, mortgages, or other instruments (which, in each case, shall be in form and substance reasonably acceptable to the Administrative Agent and the Ad Hoc Group). For the avoidance of doubt, the use of the term “commercially reasonable efforts” in this Section 7(i) shall in no way limit, replace, or otherwise affect the Company’s existing obligations under the Loan Agreement or other Loan Documents, including, but not limited to, the Company’s obligations under Section 5.11 of the Loan Agreement with respect to “Further Assurances.”

The failure to comply with any of the Milestones (with the exception of the Milestones contained in Sections 7(f), (g), (h), and (i)) shall not constitute a Default or Event of Default under the Loan Agreement or the other Loan Documents, but shall, following the Cure Period, constitute a Standstill Event of Default that permits the Required Lenders to declare a Termination Event. Notwithstanding the foregoing, failure to comply with the Milestones in Sections 7(f), (g), (h), and (i) shall constitute an immediate Event of Default under the Loan Agreement.

8.	Other Covenants. The Company covenants and agrees that (the “Other Covenants”):

(a)	Judgment or Damages Claims. During the Standstill Period, the Company shall ~~provide the Ad Hoc Group Advisors with written notice at least ten (10) Business Days before making any payment of any amount in excess of $20 million~~not make any payment (whether individually or in the aggregate, but excluding any Permitted Equity Issuance) above the amount covered or coverable by third-party insurance (from a creditworthy insurer that has agreed in writing to provide coverage) in respect of a final, unappealable judgment, award or settlement in, or in order to pay, post, or obtain a bond related to an appeal in, the Specified Litigation Matters (as defined below~~). The Ad Hoc Group (acting through the Ad Hoc Group Advisors) shall notify the Company in writing within five (5) Business Days of receiving the Company’s written notice if it objects to the Company’s making of such proposed payment; provided that, if after giving effect to the making of the proposed payment, the unrestricted cash and Permitted Investments held by the Loan Parties would be not less than the applicable amount specified on Schedule 1, the Ad Hoc Group shall be deemed to not object, and shall not be permitted to object, to the making of the proposed payment for purposes of this Section 8(a). If (a) the Ad Hoc Group timely objects to the proposed payment (and is permitted to do so in accordance with the prior sentence) and (b) the Company does not agree in writing to refrain from making the proposed payment within three (3) Business Days of its receipt of such timely objection, the Required Lenders shall be entitled to terminate the Standstill Period. Any payment made over the timely objection of the Ad Hoc Group pursuant to this provision shall represent an Event of Default under the Loan Agreement if making the payment has a Material Adverse Effect.~~) without the prior written consent of the Required Lenders; provided that the Company shall be permitted to make payments in respect of the Kogut Matter (as defined below) for attorney fees and related costs not to exceed two million dollars ($2,000,000). For the avoidance of doubt, the failure to comply with the Other Covenant contained in this Section 8(a) during the Standstill Period shall result in an immediate Event of Default under the Loan Agreement; provided that, the Other Covenant and other provisions of this Section 8(a) shall terminate upon the occurrence of a Termination Event. The “Specified Litigation Matters” shall mean the following litigation, and any litigation related to the following litigation that arises out of substantially the same facts and circumstances: Akorn, Inc. v. Fresenius Kabi AG, 2018-0300-JTL (Del. Ch.), In re Akorn, Inc. Data Integrity Securities Litigation, No. 18-cv-01713 (N.D. Ill.), In re Akorn, Inc. Derivative Litigation, No. 18-cv-07374 (N.D. Ill.), Kogut v. Akorn, Inc., No. 646,174 (La. Dist. Ct~~.),~~.) (the “Kogut Matter”), and In re: Generic Pharmaceuticals Pricing Antitrust Litigation, MDL No. 2724 (E.D. Pa.).

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(b)	Comprehensive Amendment. The Company and the Required Lenders shall each negotiate in good faith to enter into a comprehensive amendment of the Loan Agreement (the “Comprehensive Amendment”) on or prior to the Termination Date, which comprehensive amendment shall be in form and substance acceptable to the Required Lenders at such time, and which, in any event, shall include a modification to require affected Lender consent for modifications to the pro rata sharing and waterfall provisions of the Loan Agreement. If a Comprehensive Amendment is not entered into by:

(i)	November 15, 2019, then the Company shall (x) pay the Lenders a one-time fee of 0.625% of the principal amount of the Loans outstanding on the date thereof, which fee shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans, and (y) pledge to the Administrative Agent (for the benefit of the Secured Parties) all Equity Interests of any CFC or FSHCO held by any Loan Parties that are not pledged as of such date; and

(ii)	~~December 13, 2019, then~~ February 7, 2020 (the ~~failure~~“Comprehensive Amendment Deadline”); provided that (A) until the Comprehensive Amendment Deadline, the Company shall negotiate in good faith with the Ad Hoc Group Advisors and/or the Ad Hoc Group with respect to the terms of the Comprehensive Amendment, (B) the Company shall make a proposal to the Ad Hoc Group Advisors with respect to the Comprehensive Amendment by January 10, 2020, and (C) the Company and the Ad Hoc Group Advisors and/or the Ad Hoc Group will reach an agreement in principle with respect to the Comprehensive Amendment by February 5, 2020. Failure to enter into a Comprehensive Amendment or to meet any of the other requirements of this Section 8(b) shall constitute an immediate Event of Default under the Loan Agreement.

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Notwithstanding anything to the contrary contained herein, the Other Covenant contained in this Section 8(b) shall survive any Termination Event.

(c)	Payment of Ad Hoc Group Advisors’ Fees and Expenses. During the Standstill Period, the Company shall pay (a) the fees and expenses of ~~Jones Day~~Gibson Dunn, as counsel to the Ad Hoc Group, ~~during the Standstill Period~~ in accordance with that certain Fee and Expense Reimbursement Agreement dated ~~February 22~~November 15, 2019, and (b) the fees and expenses of Greenhill, as financial advisor to the Ad Hoc Group, ~~on~~in accordance with that certain engagement letter dated January 29, 2019. For the avoidance of doubt, the ~~terms set forth in~~failure to comply with the ~~Greenhill Engagement Letter (as defined below).~~Other Covenant contained in this Section 8(c) during the Standstill Period shall result in an immediate Event of Default under the Loan Agreement

9.	Conditions to the Effectiveness of this Agreement. The effectiveness of this Agreement is subject to the satisfaction (or waiver in accordance with the terms hereof) of each of the following conditions (the date on which such conditions are satisfied or waived, the “Effective Date”):

(a)	Delivery of Agreement. This Agreement, duly authorized and executed by the Company, the Administrative Agent and the Standstill Lenders (constituting the Required Lenders at such time), shall have been delivered to each of the Company, the Administrative Agent, and the Standstill Lenders.

(b)	No Default. Except for any Default or Event of Default with respect to the Specified Matters, both immediately before and after giving effect to this Agreement, no Default or Event of Default would then exist or would result therefrom.

(c)	Representations and Warranties. Except with respect to the Specified Matters, all representations and warranties of the Company and the other Loan Parties set forth herein, in the Loan Agreement and in any other Loan Document shall be true and correct in all material respects (or, with respect to those representations and warranties expressly limited by their terms by materiality or material adverse effect qualifications, in all respects) as of the Effective Date as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date).

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(d)	No Material Adverse Effect. Both immediately before and after giving effect to this Agreement, no Material Adverse Effect shall have occurred and be continuing or would result therefrom, excluding a Material Adverse Effect (if any) relating to any of the Specified Matters.

(e)	Closing Certificate. The Administrative Agent shall have received a certificate, dated as of the date hereof, of a duly authorized officer of the Company, to the effect that, at and as of the Effective Date, both before and after giving effect to this Agreement, the conditions specified in this Section 9 (including clauses (b), (c), and (d) hereof) have been satisfied or waived.

(f)	Standstill Fee. The Company shall have paid, and the Administrative Agent shall have received, for the ratable benefit of each Standstill Lender, a one-time fee equal to 1.75% of the aggregate principal amount of the Loans of such Lender on the date hereof (the “Standstill Fee”), which Standstill Fee shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans on the Effective Date, and shall be deemed fully earned when paid, shall not be refundable for any reason, and shall be payable without setoff, defense or counterclaim of any kind (and the provisions of Section 2.18(d) of the Loan Agreement are hereby waived in connection with the payment of the Standstill Fee).

(g)	Fees and Expenses. The Company shall (i) ~~execute Greenhill’s engagement letter on the terms proposed by Greenhill on March 3, 2019 (the “Greenhill Engagement Letter”), (ii) pay all fees and expenses accrued by Greenhill to date to the extent payable pursuant to the Greenhill Engagement Letter, (iii)~~ pay or reimburse all reasonable and documented fees and expenses for ~~Jones Day~~Gibson Dunn, as legal advisor to the Ad Hoc Group, and Greenhill, as financial advisor to the Ad Hoc Group, on the terms set forth herein to the extent invoiced at least one (1) Business Day prior to the Effective Date~~,~~ and (~~iv~~ii) pay or reimburse all reasonable and documented out-of-pocket fees and expenses of the Administrative Agent in connection with this Agreement and the other Loan Documents (including reasonable out-of-pocket fees, costs, and expenses of outside counsel for the Administrative Agent) to the extent invoiced at least one (1) Business Day prior to the Effective Date.

(h)	Material Subsidiary Refresh. The Company shall (i) deliver duly executed Joinder Agreements from all Material Subsidiaries that were not Loan Parties prior to the Effective Date, and (ii) to the extent any or all Domestic Subsidiaries that were not Material Subsidiaries prior to the Effective Date exceed ten percent (10%) of EBITDA for the four consecutive fiscal quarter period most recently ended or ten percent (10%) of Total Assets as of the end of such period, certify that the Company has designated Domestic Subsidiaries as Material Subsidiaries to eliminate such excess, and any Domestic Subsidiaries so designated shall thereafter constitute Material Subsidiaries for all purposes under the Loan Agreement and the other Loan Documents.

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10.	Representations and Warranties.

(a)	Each of the Company and the other Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that as of the Effective Date:

(i)	the execution, delivery and performance of this Agreement and the Company’s and Loan Parties’ obligations hereunder have been duly authorized by all necessary corporate or limited liability company action (as applicable);

(ii)	this Agreement has been duly executed and delivered by the Company and each other Loan Party and constitutes, when executed and delivered by the other parties hereto, a legal, valid and binding obligation of the Company and such Loan Party, enforceable against the Company or such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(iii)	no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure to obtain or make which could not reasonably be expected to have a Material Adverse Effect or (b) the exercise by any Lender of its rights under this Agreement;

(iv)	except with respect to the Specified Matters, each of the representations and warranties made by any Loan Party set forth in Article III of the Loan Agreement or in any other Loan Document is true and correct in all material respects (unless otherwise qualified by materiality or the occurrence of a Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to earlier dates; and

(v)	no Default or Event of Default has occurred and is continuing other than any Default or Event of Default with respect to the Specified Matters.

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(b)	Each of the Standstill Parties hereby represents and warrants that each of the following statements is true, accurate and complete as to such party as of the date hereof:

(i)	such Standstill Party has carefully read and fully understands all of the terms and conditions of this Agreement;

(ii)	such Standstill Party has consulted with, or had a full and fair opportunity to consult with, an attorney regarding the terms and conditions of this Agreement;

(iii)	such Standstill Party has had a full and fair opportunity to participate in the drafting of this Agreement;

(iv)	such Standstill Party is freely, voluntarily and knowingly entering into this Agreement; and

(v)	in entering into this Agreement, such Standstill Party has not relied upon any representation, warranty, covenant or agreement not expressly set forth herein or in the other Loan Documents.

11.	Amendments to the Loan Agreement. Effective as of the Effective Date, the Loan Agreement is hereby amended as set forth below:

(a)	Section 1.01 of the Loan Agreement is hereby amended to add the definitions of “First Amendment,” “First Amendment Effective Date,” “Second Amendment,” “Second Amendment Effective Date,” “Standstill Event of Default” and “Standstill Period” as follows:

(i)	First Amendment: that certain Standstill Agreement and First Amendment to Loan Agreement dated as of May 6, 2019, among the Borrower, the Lenders party thereto, and the Administrative Agent.

(ii)	First Amendment Effective Date: the date on which the conditions precedent specified in Section 9 of the First Amendment have been satisfied or waived in accordance with the terms thereof.

(iii)	Second Amendment: that certain First Amendment to Standstill Agreement and Second Amendment to Loan Agreement dated as of December 15, 2019, among the Borrower, the Lenders party thereto, and the Administrative Agent.

(iv)	Second Amendment Effective Date: the date on which the conditions precedent specified in Section 3 of the Second Amendment have been satisfied or waived in accordance with the terms thereof.

(iii)	Standstill Event of Default: as defined in the First Amendment.

(iv)	Standstill Period: as defined in the ~~First~~Second Amendment.

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(b)	Section 1.01 of the Loan Agreement is hereby amended:

(i) by amending and restating   ~~clauses (a), (b) and (c) of~~ the definition of “Applicable Rate” to read as follows:

(a) prior to the First Amendment Effective Date, with respect to any Eurodollar Loan or any ABR Loan, as the case may be, the applicable rate per annum set forth below under the caption “Eurodollar Spread” or “ABR Spread”, as the case may be, based upon the Ratings Level applicable on such date:

Ratings Level	Index Ratings (Moody’s/S&P)	Eurodollar Spread	ABR Spread
Level I	B1/B+ or higher	4.25%	3.25%
Level II	B2/B	4.75%	3.75%
Level III	B3/B- or lower	5.50%	4.50%

(b) commencing on (and including) the First Amendment Effective Date and ending on (but excluding) the ~~date of a Standstill Event of Default~~Second Amendment Effective Date, with respect to any Eurodollar Loan or any ABR Loan, as the case may be, the applicable rate per annum set forth below under the caption “Eurodollar Spread” or “ABR Spread”, as the case may be, based upon the Ratings Level applicable on such date:

Ratings Level	Index Ratings (Moody’s/S&P)	Eurodollar Spread	ABR Spread
Level I	B1/B+ or higher	5.75%	4.75%
Level II	B2/B	6.25%	5.25%
Level III	B3/B- or lower	7.00%	6.00%

provided that 0.75% (i.e., 75 basis points) of such Applicable Rate shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans on the applicable Interest Payment Date);

~~and~~

(c) commencing on (and including) the Second Amendment Effective Date and ending on (but excluding) the date of a Standstill Event of Default (i) 9.00% per annum for any ABR Loan, and (ii) 10.00% per annum for any Eurodollar Loan; provided that 0.75% (i.e., 75 basis points) of such Applicable Rate shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans on the applicable Interest Payment Date); and

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(~~c~~d) commencing on (and including) the date of a Standstill Event of Default, ~~with respect to~~(i) 9.50% for any ABR Loan, and (ii) 10.50% for any Eurodollar Loan ~~or any ABR Loan, as the case may be, the applicable rate per annum set forth below under the caption “Eurodollar Spread” or “ABR Spread”, as the case may be, based upon the Ratings Level applicable on such date:~~

~~Ratings Level~~	~~Index Ratings  (Moody’s/S&P)~~	~~Eurodollar Spread~~	~~ABR Spread~~
~~Level I~~	~~B1/B+ or higher~~	~~6.25%~~	~~5.25%~~
~~Level II~~	~~B2/B~~	~~6.75%~~	~~5.75%~~
~~Level III~~	~~B3/B- or lower~~	~~7.50%~~	~~6.50%~~

; provided that 1.25% (i.e., 125 basis points) of such Applicable Rate shall be payable in kind by capitalizing and adding such amount to the outstanding principal balance of the Loans on the applicable Interest Payment Date~~).~~); provided further that the Applicable Rate pursuant to this section (d) shall remain payable and continue to accrue following a Termination Event and the Termination Date.

~~(c~~	(ii) by amending and restating the definition of “Interest Payment Date” by adding the following proviso to the end of the definition:

“provided that, commencing on the Second Amendment Effective Date, the Interest Payment Date for ABR Loans and Eurodollar Loans shall be the first Business Day of each month.”

(c~~)~~	~~Section 8.06 of the Loan Agreement is hereby amended to delete the second sentence in its entirety and replace it with the following sentence:~~

~~Upon any such resignation, the Required Lenders shall have the right to appoint a successor.~~

~~(d~~)	Section 2.11(a) of the Loan Agreement is hereby amended by deleting the word “and,” prior to clause (3) and adding the following as clause (4):

“and (4) notwithstanding anything in this Agreement to the contrary, in the event of any prepayment or repayment for any reason (but excluding any mandatory prepayments under Section 2.11(c) or 2.11(d)) of the Loans during the Standstill Period (including, without limitation, upon or after the maturity or acceleration of the Loans as a result of the occurrence of any Event of Default or otherwise, to the extent any such acceleration is not prohibited by the terms of Section 3 of the First Amendment~~),~~ (as amended by the Second Amendment)), the Company shall pay the Lenders a premium of ~~0.625~~1.500% of the outstanding principal of the Loans so prepaid (such premium, the “Call Protection”), calculated as of the date of any such prepayment, repayment, or acceleration.”

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~~(e~~(d)	Section 2.13(c) of the Loan Agreement is hereby amended and restated as follows:

“(c) Notwithstanding the foregoing, upon the occurrence of any Event of Default, the Loans and all other Obligations, shall bear interest at a rate per annum equal to 2.00% plus the Applicable Rate then in effect.”

(e)	Section 8.06 of the Loan Agreement is hereby amended to delete the second sentence in its entirety and replace it with the following sentence:

Upon any such resignation, the Required Lenders shall have the right to appoint a successor.

(f)	Section 9.04(b)(i)(A) is amended and restated as follows:

“[Reserved]; and”

(g)	Section 9.04(e) is amended and restated in its entirety as follows:

“(e) Notwithstanding anything to the contrary contained herein, (x) no Lender may assign all or a portion of its rights and obligations under this Agreement in respect of its Loans to the Borrower, any Restricted Subsidiary, or any Unrestricted Subsidiary without the prior written consent of the Required Lenders and (y) the Borrower, any Restricted Subsidiary, or any Unrestricted Subsidiary may not purchase or prepay Loans without the prior written consent of the Required Lenders in each case in accordance with Section 2.11(g); provided that (i) any Loans acquired by the Borrower, any Restricted Subsidiary, or any Unrestricted Subsidiary shall be automatically retired and cancelled concurrently with the acquisition thereof, and (ii) no Default or Event of Default shall have occurred and be continuing at the time of such assignment or sale, nor would result therefrom.”

(f)	For the avoidance of doubt, the amendments set forth in this Section 11 shall survive any termination of this Agreement.

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12.	Direction to the Administrative Agent; Indemnity. Each Lender party hereto hereby consents, authorizes and directs the Administrative Agent to execute and deliver this Agreement and to take the actions contemplated herein. Each Standstill Party confirms and agrees that (i) the Administrative Agent is only entering into this Agreement at the direction of the Required Lenders, (ii) subject to the terms of the Loan Agreement and the other Loan Documents (including this Agreement), any action or inaction taken hereunder by the Administrative Agent shall be at the express direction of the Required Lenders (including, without limitation, any determination that a Default, Event of Default, and/or Standstill Event of Default has occurred and/or that the Standstill Period has ended) and (iii) the indemnification provisions set forth in the Loan Agreement and the other Loan Documents (including, without limitation, the indemnification provisions set forth in Sections 9.03(b) and 9.03(c) of the Loan Agreement) shall apply to actions taken by the Administrative Agent in connection with this Agreement.

13.	Miscellaneous.

(a)	Amendment. No provision or term hereof may be amended, modified or otherwise changed except by an instrument in writing, specifying the same, duly executed by the requisite parties in accordance with Section 9.02 of the Loan Agreement. For the avoidance of doubt, any extension of the Termination Date hereunder shall not constitute a postponement of any scheduled date of payment of the principal amount of any Loan, or the date for the payment of any interest, fees or other Obligations, or a waiver or excuse of any such payment, in each case for purposes of Section 9.02(b)(iii) of the Loan Agreement.

(b)	GOVERNING LAW; SUBMISSION TO JURISDICTION; SELECTION OF FORUM. THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each Standstill Party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement in any U.S. Federal (or, if such court lacks subject matter jurisdiction, New York State) court sitting in New York, New York (or court of proper appellate jurisdiction) (the “Chosen Courts”), and solely in connection with claims arising under this Agreement: (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts; (b) waives any objection to laying venue in any such action or proceeding in the Chosen Court; and (c) waives any objection that the Chosen Courts are an inconvenient forum or does not have personal jurisdiction over any Standstill Party hereto or constitutional authority to finally adjudicate the matter; provided that, for the avoidance of doubt, this Section 13(b) does not supersede, amend or modify the provisions of Section 9.09 of the Loan Agreement, which shall continue to apply in accordance with its terms, including with respect to any Defaults or Events of Default asserted under the Loan Agreement.

(c)	Trial by Jury Waiver. EACH STANDSTILL PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(d)	Entire Agreement. This Agreement, inclusive of its schedule, represents the entire understanding and agreement among the Standstill Parties with respect to the subject matter hereof, and supersedes all prior agreements, if any, among them with respect thereto. Each of the Standstill Parties acknowledges that it has not relied upon any representations by any other Standstill Party or anyone acting on behalf of any Standstill Party in entering into this Agreement.

(e)	Counterparts. This Agreement may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. Signatures to this Agreement, any amendment hereof and any notice given hereunder, transmitted by telecopy or PDF, and the photocopy of any signature page, shall be valid and effective to bind the Standstill Party so signing. All such counterparts shall collectively constitute a single instrument.

(f)	Waiver. Any provision hereof may be waived only by written instrument making specific reference to this Agreement signed by the requisite parties in accordance with Section 9.02 of the Loan Agreement. The waiver by any Standstill Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Standstill Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Standstill Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

(g)	Interpretation. This Agreement is the result of negotiation and, accordingly, no presumption or burden of proof will arise with respect to any ambiguity or question of intent concerning this Agreement favoring or disfavoring any party to this Agreement by virtue of the authorship of any provision of this Agreement.

(h)	Reliance.

(i)	The Loan Parties acknowledge and agree that, notwithstanding anything to the contrary set forth in this Agreement, the Administrative Agent and the Standstill Lenders do not have, nor shall have, an obligation to: (A) subject to the obligations set forth in Section 8(b) hereof, amend the Loan Agreement or any other Loan Document or otherwise restructure the Obligations; (B) other than with respect to any continuation of outstanding Eurodollar Loans or any conversion of outstanding ABR Loans into Eurodollar Loans, make any further loans, advances or extension of credit to or for the benefit of the Loan Parties, (C) extend the Standstill Period; (D) refrain from terminating the Standstill Period upon the occurrence of any Standstill Event of Default or (E) enter into any other instruments, agreements or documents regarding any of the same with the Loan Parties, and that neither the Administrative Agent nor the Lenders, nor any of their respective representatives, have made any agreements with, or commitments or representations or warranties to, the Loan Parties (either in writing or orally), other than as expressly stated in this Agreement.

(ii)	The Loan Parties expressly understand and further agree that the Administrative Agent and the Lenders are relying on all terms, covenants, conditions, warranties and representations set forth in this Agreement as a material inducement to the Administrative Agent and the Lenders to enter into this Agreement and to standstill from exercising the Administrative Agent’s and the Lenders’ rights and remedies as specifically set forth herein.

(i)	Cumulative Remedies.

(i)	Except as otherwise specifically provided in this Agreement, the rights, powers, authorities, remedies, interests and benefits conferred upon the Administrative Agent and the Lenders by and as provided in this Agreement are intended to supplement, and be in addition to (and, except as expressly set forth herein, shall not in any way replace, supersede, amend, limit or restrict), the rights, powers, authorities, remedies, interests, and benefits conferred by the Loan Agreement and the other Loan Documents.

(ii)	No delay on the part of the Administrative Agent or the Lenders in the exercise of any power, right or remedy under this Agreement, the Loan Agreement or any other Loan Document at any time shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent or the Standstill Lenders of any power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy.

(j)	Relationship. The Loan Parties agree that the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, is that of creditor and debtor and not that of partners or joint venturers. This Agreement does not constitute a partnership agreement, or any other association between the Administrative Agent, the Lenders and the Loan Parties. The Loan Parties acknowledge that the Administrative Agent and the Lenders have acted at all times only as a creditor to the Loan Parties within the normal and usual scope of the activities normally undertaken by a creditor and in no event have the Administrative Agent and the Lenders attempted to exercise any control over the Company or any other Loan Party or their respective businesses or affairs. The Loan Parties further acknowledge that the Administrative Agent and Lenders have not taken or failed to take any action under or in connection with their rights under the Loan Agreement and the other Loan Documents that in any way or to any extent have interfered with or adversely affected the Loan Parties’ ownership of the Collateral.

(k)	Ad Hoc Group Actions and Composition.

(i)	Any action by the Ad Hoc Group with respect to this Agreement (which, for the avoidance of doubt, is limited to actions under Section 5(k) and Section 8(a) hereof) may be taken by members of the Ad Hoc Group with Credit Exposures representing more than fifty percent (50%) of the Aggregate Credit Exposures of the Ad Hoc Group taken as a whole (the “Required Ad Hoc Group Members”). Any action taken hereunder by the Required Ad Hoc Group Members shall bind all members of the Ad Hoc Group.

(ii)	In the event that, at any time on or after the Effective Date, the Ad Hoc Group does not act on behalf of the Required Lenders, all references to the “Ad Hoc Group” in this Agreement shall be deemed to refer to the Required Lenders.

(l)	No Third Party Beneficiaries. This Agreement is made and entered into for the sole protection and benefit of the parties hereto and no other person or entity shall have any right of action hereon, right to claim any right or benefit from the terms contained herein, or be deemed a third party beneficiary hereunder.

(m)	Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, it being the parties’ intention that each and every provision of this Agreement be enforced to the fullest extent permitted by applicable law.

(n)	Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of the Lenders, the Company, and the other Loan Parties and their respective successors and assigns, except that the Company and the other Loan Parties may not assign their rights under this Agreement without the prior written consent of the Required Lenders.

(o)	Voluntary Agreement. The Loan Parties, the Administrative Agent and the Standstill Lenders represent and warrant that they are represented by legal counsel of their choice, that they have consulted with such counsel regarding this Agreement, that they are fully aware of the terms and provisions contained herein and of their effect and that they have voluntarily and without coercion or duress of any kind entered into this Agreement.

(p)	Integration. This Agreement and the instruments, agreements and documents referred to in this Agreement shall be deemed incorporated into and made a part of the Loan Agreement and the other Loan Documents. This Agreement shall be deemed to be a Loan Document as that term is defined in the Loan Agreement. All such instruments, agreements and documents, and this Agreement, shall be construed as integrated and complementary of each other, and, except as otherwise specifically provided in this Agreement, as augmenting and not restricting the Administrative Agent’s or the Lenders’ rights, remedies, benefits and security. If after applying the foregoing an inconsistency still exists, the provisions of this Agreement shall constitute an amendment to the Loan Agreement and shall control; provided, however, that, for the avoidance of doubt, the provisions hereof that do not survive termination of this Agreement or the Standstill Period shall not be deemed to amend the terms of the Loan Agreement following such termination. References in the Loan Agreement to this “Agreement,” “herein,” “hereof” or “hereunder” or references to the Loan Agreement in any other agreement or document shall, in each case, be deemed to refer to the Loan Agreement as amended hereby.

(q)	No Novation. This Agreement shall not extinguish the Loans or other Obligations outstanding under the Loan Agreement and/or any of the other Loan Documents as in effect prior to the effectiveness of this Agreement. Nothing herein contained shall be construed as a substitution, novation or repayment of the Loans or other Obligations outstanding under the Loan Agreement and/or any of the other Loan Documents as in effect prior to the effectiveness of this Agreement, all of which shall remain outstanding in full force and effect after the effectiveness of this Agreement, as amended hereby.

(r)	Notices. All notices hereunder shall be deemed given if in writing and delivered by electronic mail, courier, or registered or certified mail (return receipt requested) to the following addresses (or at such other addresses as shall be specified by like notice):

i.	if to the Company:

Akorn, Inc.
1925 West Field Court, Suite 300
Lake Forest, IL 60045
Attention: Duane Portwood, Chief Financial Officer

Email address: duane.portwood@akorn.com

Copies to:

~~Cravath, Swaine & Moore LLP~~

~~825 8th Ave~~

~~New York, NY 10019~~

~~Attention: Paul H. Zumbro; Stephen M. Kessing~~

~~Email address: pzumbro@cravath.com; skessing@cravath.com~~

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: Patrick J. Nash; Nicole L. Greenblatt

Email address:	patrick.nash@kirkland.com;
nicole.greenblat~~t~~@kirkland.com

ii.	if to the Ad Hoc Group:

~~Jones Day~~

~~250 Vesey Street~~

Gibson, Dunn & Crutcher LLP

200 Park Avenue

New York, NY 10~~28~~166

Attention: Scott J. Greenberg

Email address:

~~sgreenberg@jonesday.com~~sgreenberg@gibsondunn.com

iii.	if to any other Lender party hereto, to such address as may be furnished by such Lender from time to time to each of the Standstill Parties.

iv.	if to the Administrative Agent:

JPMorgan Chase Bank, N.A.

10 S. Dearborn Street

9th Floor, Chicago, IL 60603

Attention: Justin Martin

Email address: justin.2.martin@jpmorgan.com

Copy to:

Latham & Watkins LLP

330 North Wabash Avenue, Suite 2800

Chicago, IL 60611

Attention: Zulf Bokhari

Email address: zulf.bokhari@lw.com

Any notice given by delivery, mail (electronic or otherwise), or courier shall be effective when received.

[Signature Pages to Follow]

IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has executed this Agreement below effective as of the Effective Date.

THE COMPANY:

AKORN, INC.

By
Name: Duane Portwood
Title: Chief Financial Officer

OTHER LOAN PARTIES:

ADVANCED VISION RESEARCH, INC.

By
Name:
Title:

AKORN (NEW JERSEY), INC.

By
Name:
Title:

AKORN ANIMAL HEALTH, INC.

By
Name:
Title:

AKORN OPHTHALMICS, INC.

By
Name:
Title:

AKORN SALES, INC.

By
Name:
Title:

INSPIRE PHARMACEUTICALS, INC.

By
Name:
Title:

OAK PHARMACEUTICALS, INC.

By
Name:
Title:

HI-TECH PHARMACAL CO., INC.

By
Name:
Title:

10 EDISON STREET LLC

By
Name:
Title:

13 EDISON STREET LLC

By
Name:
Title:

VPI HOLDINGS CORP.

By
Name:
Title:

VPI HOLDINGS SUB, LLC

By
Name:
Title:

VERSAPHARM INCORPORATED

By
Name:
Title:

COVENANT PHARMA INC.

By
Name:
Title:

OLTA PHARMACEUTICALS CORP.

By
Name:
Title:

CLOVER PHARMACEUTICALS CORP.

By
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By
Name:
Title:

[LENDERS]

By
Name:
Title:

Exhibit A

Ad Hoc Group

1.	Eaton Vance Management

2.	CIFC Asset Management

3.	The Carlyle Group

4.	Funds, accounts, and other investment vehicles managed, advised, or sub-advised by Credit Suisse Asset Management, LLC

5.	Certain funds and accounts under management by BlackRock Financial Management, Inc. and its affiliates

6.	Western Asset Management

7.	GSO Capital Partners

8.	PineBridge Investments

9.	Stonehill Capital Management

10.	BlueMountain Capital Management

~~11. Whitebox Advisors LLC~~

11. Canyon Capital

~~Schedule 1~~

~~(a)~~	~~at any time on or prior to June 30, 2019, $115 million~~

~~(b)~~	~~at any time from and after July 1, 2019 and on or prior to December 13, 2019, $105 million~~